These materials were derived from public information
     (except for estimated takeover attempt costs) and were prepared to respond to anticipated questions about the proposed transaction.

                                     Proffitt's, Inc.
                         Comparison of Merger Valuation Multiples


                                     McRae's           Younkers
                                   LTM (1) Period     LTM (1)Period
                                     Ending             Ending
                                   January 1994       July 1995 (3)
                                   ------------       ------------
      Enterprise Value/Revenue       0.75    x            0.49   x

      Enterprise Value/EBITDA (2)    6.0                  6.5

      Market Value of Equity/
        Tangible Book Value (3)      2.0                  1.4


      (1)   Latest twelve months.

      (2)   Earnings before interest, taxes, depreciation and amortization.

      (3)   Based upon October 20, 1995 stock price for Proffitt's of $28.75.


                                    Proffitt's/Younkers
                   LTM Pro Forma Combined Condensed Income Statement (1)
                                    As of July 29, 1995


                                                Excluding Takeover Related Costs
                                               ---------------------------------

                                             Proffitt's         Younkers                          Combined
                                             ----------         ----------                        ----------

         Net Sales                           $  697,989         $  605,055                        $1,303,044
                                             ==========         ==========                        ==========

         Net Income                          $   18,802         $   14,606       $    1,470 (2)   $   34,878

           Preferred Dividends                    1,951                -0-                             1,951
                                             ----------         ----------       ----------       ----------
         Net Income to Common                $   16,851         $   14,606       $    1,470 (2)   $   32,927
                                             ==========         ==========       ==========       ==========

         Earnings Per Share -
           Primary                               $ 1.66             $ 1.59                            $ 1.72
                                             ==========         ==========                        ==========
         Earnings per Share -
           Fully Diluted                         $ 1.59             $ 1.59                            $ 1.67
                                             ==========         ==========                        ==========

         Weighted average common shares
             Primary                            10,181               9,200            9,016 (3)       19,197
             Fully Diluted                      13,400               9,200            9,016 (3)       22,416

         ________________________

         (1)     Does not reflect the impact of the non-recurring charges related to the merger transacton costs or the costs of restructuring.
         (2)     Estimated non-recurring costs associated with the Carson Pirie Scott & Co. takeover attempt
                 (tax effected @ 39%) based on discussions with management of Younkers.
         (3)     Shares issued in the merger of 8,806 plus common stock equivalents.


         Based on the latest reported twelve months earnings ending July 31, 1995 of the two companies and adjusting for the impact of the exchange ratio, the combined companies' pro forma earnings per share are break-even or accretive, depending upon whether the costs incurred by Younkers over the last twelve months in connection with the Carson Pirie Scott bid are excluded.

     On a projected basis, the Company believes that earnings per share for the combined company will be accretive when compared to Proffitt's stand alone numbers because the modest synergies expected to be achieved will more than offset the difference in the two companies' projected earnings per share growth rates. Identified synergies are targeted at minimum levels of $3 million for 1996 and $6 million for 1997.


                                  Proffitt's/Younkers
                 Pro Forma Combined Condensed Capitalization Table (1)
                                  As of July 29, 1995
                                        (000's)


                                           Proffitt's                 Younkers                           Conbined Company
                                      ------------------        ------------------                      ------------------
                                                 Percent                  Percent                                    Percent
                                                   of                        of                                         of
                                                 Capital-                 Capital-       Merger                      Capital-
                                      $          ization        $         ization      Adjustments      $            ization
                                      --------   --------       --------  --------     -----------      --------     -------
         Debt:
          Senior Debt
          Revolving Credit
             Agreement                $ 69,500                  $    -0-                                $ 69,500
          Real Estate and
           Mortgage Notes               69,417                       -0-                                  69,417
          Notes Payable                 14,425                       -0-                                  14,425
          Capital Lease
             Obligations                11,541                       -0-                                  11,541
          Receivables Trust
             Securities                    -0-                    74,625                                  74,625
                                      --------                  --------                                --------
            Total Senior Debt          164,883        36%         74,625       29%                       239,508          34%

          Subordinated Debt:
          4.75% Convertible
             Subordinated
             Debentures due 2003        86,250                       -0-                                  86,250
          Junior Subordinated
             Debentures                 14,134                       -0-                                  14,134
                                      --------                  --------                                --------

          Total Debt                   265,267       58%          74,625      29%                        339,892         48%

         Shareholders' Equity
          Preferred Stock               28,850                       -0-                                  28,850
          Common Stock                   1,023                        91                    790 (2)        1,904
          Additional Paid In
             Capital                   118,766                   125,484                   (790)(2)
                                                                                         (1,811)(3)      241,649
          Retained Earnings             39,744                    57,505                                  97,249
                                      --------                  --------                                --------
          Total                        188,383                   183,080                                 369,652

         Less: Treasury stock
             at cost                       -0-                    (1,811)                 1,811 (3)          -0-






                                      --------                  --------                                --------
           Total Shareholders'
             Equity                    188,383       42%         181,269      71%                        369,652         52%
                                      --------                  --------                                --------
           Total Capitalization       $453,650      100%        $255,894     100%                       $709,544        100%
                                      ========                  ========                                ========


         (1)     The pro forma consolidated capitalization table does not reflect the impact of non-recurring charges related to the merger transaction costs or the costs of restructuring.

         (2)     To account for the par value of the 8,806 shares issued in the merger.

         (3)     To reflect cancellation of treasury stock.
